                                                                     EXHIBIT 4.1


                                  www.ISS.net
                                ISS GROUP, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


NUMBER
C -----



      SHARES

   SEE REVERSE FOR
 CERTAIN DEFINITIONS

CUSIP



THIS CERTIFIES THAT


is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
       $0.001 EACH OF THE COMMON STOCK OF

---------------------------- ISS GROUP, INC. --------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:                        [SEAL]


/s/ Thomas E. Noonan                    /s/ Christopher W. Klaus
--------------------------------        ------------------------
Chairman, Chief Executive Officer       Secretary and
 and President                          Chief Technical Officer


COUNTERSIGNED AND REGISTERED:

      SUNTRUST BANK, ATLANTA
        (ATLANTA, GEORGIA)


BY                            TRANSFER AGENT
                               AND REGISTRAR


                          AUTHORIZED OFFICER

      The following abbreviations, when used in the inscription on this certificate, shall be construed as though they were written out in their entirety according to applicable laws or regulations:

      TEN COM--as tenants in common             Unif Gift--Uniform
      TEN ENT--as tenants by the entireties       Gifts to Minors
      JT TEN --as joint tenants with right of          Act
               survivorship and not as tenants
               in common

      Additional abbreviations may also be used though not in the above


For value received, ____________________hereby sell, assign and transfers


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF A

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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________


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                    THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
NOTICE: WITH THE SIGNATURES AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT S.E.C. RULE 17Ad-15.